UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2003

RESORTQUEST INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14115	62-1750352

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer

8955 Highway 98 West		Identification No.)
Suite 203
Destin, FL		32550

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (850) 278-4000

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

     The following exhibit is furnished pursuant to Item 12 of Form 8-K:

          99.1     Press Release dated October 17, 2003.

Item 12. Results of Operations and Financial Condition.

     ResortQuest International, Inc. (the “Company”) issued a press release announcing its expected financial results for the quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESORTQUEST INTERNATIONAL, INC.

Date: October 17, 2003	By: Name:	/s/ James S. Olin James S. Olin

	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 17, 2003.

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